Exhibit 2(d)


                             HENNESSY ADVISORS, INC.
             Incorporated under the laws of the state of California

Number                                               Shares
HA                                        See reverse for certain definitions
                                          CUSIP 425885 10 0

THIS CERTIFIES THAT





IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                           NO PAR VALUE PER SHARE, OF

                             HENNESSY ADVISORS, INC.

transferable only on the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and signatures of its duly authorized officers.

Dated:

/s/ Teresa M. Nilsen       [SEAL]           /s/ Neil J. Hennessy
     Secretary                                  Chairman, President and Chief
                                                Executive Officer



                                               countersigned and registered:
                                               U.S. Bank, N.A.
                                                             transfer agent and
                                                             registrar

                                                     authorized signature

                             HENNESSY ADVISORS, INC.

The Corporation is authorized to issue Common Stock and Preferred Stock. The Board of Directors of the corporation has authority to fix the number of shares and the designation of any series of Preferred Stock and to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any unissued series of Preferred Stock.

This certificate and the shares represented hereby shall be subject to all of the provisions of the Articles of Incorporation and Bylaws of this Corporation and of the amendments thereto, by all of which the holder by acceptance hereof is bound. The Corporation will furnish without charge to the holders upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation and by any certificate of designation, and the number of shares constituting each such class and series. Any request should be made at the principal office of the Corporation

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common                              UNIF GIFT MIN ACT ...................Custodian..................
TEN ENT  -  as tenants by the entireties                                            (Cust)                  (Minor)
JT TEN   -  as joint tenants with right of                                      under Uniform Gifts to Minors
         -  survivorship and not as tenants                                     Act...........................................
            in common                                                                       (State)
                                                              UNIF TRF MIN ACT.............Custodian (unit age)........)
                                                                                  (Cust)
                                                                                ..............under Uniform Transfers
                                                                                   (Minor)
                                                                                to Minors Act.................................
                                                                                                     (State)

     Additional abbreviations may also be used though not in the above list.

For value received, _____________________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
________________________________________________________________________________
_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________________


                                   _____________________________________________
                                   NOTICE:   This signature to this assignments
                                   must correspond with the name as written upon the face of the certificate, in every particular, without alternation or enlarge-ment or any change whatever


   SIGNATURE(S) GUARANTEED:_____________________________________________________
                           THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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